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                                                                    EXHIBIT 10.2


                       SETTLEMENT AND DEFICIENCY AGREEMENT

         This Settlement and Deficiency Agreement (the "Agreement"), dated as of March 28, 2000 by and between TOTAL BUILDING SYSTEMS, INC., a Texas Corporation ("Total"), JOYVER INVESTMENTS, LLC., a Texas Limited Liability Company ("Joyver") and CHARLES D. McPHAIL ("McPHAIL") hereinafter Total, Joyver and McPhail are collectively referred to as the "Borrower", CHARLES D. McPHAIL ( the "Guarantor"), MEGA WORLD, INC., a Delaware corporation ("Mega World"), TEXAS TBS, INC., a Texas corporation ("TBS") and COMPASS BANK, a bank organized and existing under the laws of the state of Alabama, ("Lender").

                                    RECITALS

         SECTION 1. THE LOAN PAPERS. Total and Lender entered into that certain Loan Agreement dated March 12, 1998 (such Loan Agreement, as the same has been amended, supplemented, or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender agreed, subject to the terms and provisions in the Loan Agreement, to extend credit to Total as more fully specified in the Loan Agreement. Total's indebtedness to Lender is evidenced by that certain Revolving Credit Promissory Notes dated March 12, 1998 executed by Total and payable to the order of Lender in the maximum principal amount of $1,000,000.00. Joyver and McPhail's indebtedness to the Lender is evidenced by that certain Promissory Note dated August 10, 1998 in the original principal sum of $3,765,000.00. Both notes are hereinafter collectively referred to as the "Notes". The Notes, Loan Agreement, and any and all documents or instruments executed in connection therewith or related thereto including, without limitation, security agreements, assignments, consents, guaranties, pledges (including the Pledge Agreement dated January 3, 2000 from Joyver in favor of Lender), corporate resolutions, financing statements, or any other agreement, and all renewals, extensions, amendments, modifications and restatements thereof, shall be referred to herein as the "Loan Papers." The indebtedness and obligations of Borrower and the Guarantors evidenced by the Loan Papers (the "Indebtedness") are secured by security interests and liens in certain personal property, wherever located, of the Borrower including, without limitation, all accounts, inventory, equipment, general intangibles, fixtures, instruments, chattel paper contract rights, documents, insurance proceeds, and all funds in the accounts of Borrower at Lender (collectively, the "Collateral").

         SECTION 2. FORECLOSURE. As a result of certain defaults, on March 7, 2000 the Lender conducted a foreclosure of the deed of trust lien granted to the Lender pursuant to that certain Deed of Trust dated August 10, 1998 executed by Joyver and covering, among other Collateral the real property described on Exhibit "A," herein the "Premises." The successful bidder at the foreclosure was P.I. Holdings No. I, Inc. P.I. Holdings No. I, Inc. paid $3,500,000.00 for that portion of the Collateral described in the Deed of Trust.


SETTLEMENT AND DEFICIENCY AGREEMENT                                       PAGE 1
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         SECTION 3. FIXTURES AND EQUIPMENT. Total and TBS agree to cause the personal property owned by them to be sold, in a manner and method acceptable to the Lender and cause such sale to be completed not later than July 31, 2000. The Lender will not unreasonably withhold its consent to the manner and method of such sale.

         SECTION 4. RESOLUTIONS OF ISSUES CONCERNING FIXTURES AND PERSONAL PROPERTY. The Borrower has offered to convey personal property and fixtures, all as more fully described herein, in return for receiving a partial credit on the Indebtedness.

         SECTION 5. RESULTING DEFICIENCY. The Borrower and the Guarantor have offered to agree to an amount of deficiency owing by both of the Borrowers in connection with the foreclosure upon the Premises all in the manner hereinafter provided. The Borrower and the Guarantor have also offered to have Mega World and TBS to join as additional guarantors.

         SECTION 6. MEGA WORLD STOCK. Joyver owns 5,250,00 of Mega World, Inc. It previously provided to the Lender a security interest in 2,000,000 shares by delivering to the Lender a certificate in that amount. It holds a second certificate covering 3,250,000 shares. Contemporaneous herewith Joyver has delivered that 3,250,000 shares certificate to the Lender to be pledged as additional collateral for the hereinafter described Deficiency with the understanding that the Lender will, subject to the terms of that certain First Amendment to Previously Executed Pledge Agreement hereafter cause to be delivered to Tejas Securities Group, Inc. be held pursuant to the terms of the Bailment Agreement dated of even date herewith the 2,000,000 shares certificate of Mega World, Inc. all as more fully provided in the First Amendment to Previously Executed Pledge Agreement.

         SECTION 7. CONVEYANCE OF CERTAIN PERSONAL PROPERTY. In an effort to induce the Lender to enter into this Agreement, and to facilitate the Lender's marketing of certain real property previously owned by Joyver which has been foreclosed upon by the Lender, Total, contemporaneous with the execution hereof, has delivered to the Lender a Bill of Sale covering certain personal property and/or fixtures. That Bill of Sale is executed and delivered in conjunction with the calculation of the hereinafter described Deficiency.

                                  AGREEMENTS:

         NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations, warranties and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. Capitalized terms used and not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement. In addition, the following terms, for the purposes of this Agreement, shall have the following meanings:


SETTLEMENT AND DEFICIENCY AGREEMENT                                       PAGE 2
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                  (a) AVERAGE STOCK VALUE shall mean any time the Lender holds a perfected security interest (which shall require, at a minimum, physical possession of, and a duly executed pledge agreement in the form executed by Joyver covering Mega World, Inc. stock) in Mega World, Inc. stock which either (i) is not Restricted or (ii) if Restricted has been owned by the pledgor for at least a year, the aggregate market value (calculated off the low for the day as reported on CNBC.com) of which over the last five (5) trading days at all times equaled or exceeded $2,000,000.00 and if the aggregate market value fails to so equal or exceed $2,000,000.00, within five (5) business days thereafter the Borrower fails to pledge or cause to be pledged, in the manner set forth in this subsection sufficient additional shares of Mega World, Inc. to cause the then aggregate market value to exceed $2,000,000.00.

                  (b) "BAILMENT AGREEMENT" shall mean the Agreement described in
         Section 11 hereof.

                  (c) "DEFICIENCY" shall have the meaning ascribed to it in
         Section 5 hereof.

                  (d) "NEW GUARANTORS" shall mean Mega World, and TBS and "NEW GUARANTY" shall mean the guaranty agreement of even date executed and delivered to the Lender by the New Guarantor.

                  (e) "PREMISES" shall mean the property leased by P.I. Holdings No. 1, Inc. to Total.

                  (f) "SPECIFIED DEFAULTS" shall mean each of the following events of default of the Borrower under the Loan Papers as more specifically described in Exhibit "B" attached hereto.

                  (g) "TEJAS" shall mean Tejas Securities Group, Inc.

                  (h) "TERMINATION DATE" shall mean November 10, 2000.

                  (i) "TERMINATION EVENT" shall mean the occurrence of any of the following: any representation or warranty made or deemed made by either of the Borrower, or Guarantor, Mega World or TBS in this Agreement shall be false, misleading or erroneous in any material respect when made or deemed to have been made, Borrower, or Guarantor, Mega World or TBS shall fail to perform, observe or comply with any covenant, agreement or term contained in this Agreement, any default or event of default, other than the Specified Defaults, shall occur under this Agreement or the Loan Papers, either of the Borrower, or Guarantor, Mega World or TBS shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy,


SETTLEMENT AND DEFICIENCY AGREEMENT                                       PAGE 3
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         insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or a substantial part of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing, an involuntary proceeding shall be commenced against either of the Borrowers, or Guarantor, Mega World or TBS seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official for it or a substantial part of its property, (vi) failure to deliver to Lender, by Noon on two (2) business days after the execution hereof by the last party hereto, the property described in the Bailment Agreement, (vii) should any event of default occur under the Pledge Agreement or (viii) at any time there is a failure of the requirement that the Average Stock Value equals or exceeds $2,000,000.00.

         2. CREDIT FOR FIXTURES AND PERSONAL PROPERTY. Attached hereto as Exhibit "C" is a list of fixtures and personal property which is owned by TBS or Total. Contemporaneous herewith, a Bill of Sale has been executed by TES and Total by which they convey this personal property to the Lender in return for a credit upon the Indebtedness. That credit is in the amount of $23,300.00 and is reflected in the Deficiency described in Section 5 below. TBS and Total also intend to convey to the Lender a telephone system located upon the Premises and, provided, it can be conveyed to the Lender not later than August 1, 2000, and provided that the phone system is delivered to the Lender free and clear of any claims and in its current working order the Lender agrees to acquire the same in return for a credit against the hereinafter described Deficiency in the amount of $51,700.00. In the event that the Lender's title in and to either the Personal Property described on Exhibit "C" or the telephone system is ever challenged, the Lender may increase the amount of the Deficiency by its cost in any Property which the Lender determines it does not have free and clear title to. Prior to determining that it does not have free and clear title to any such Property, it will advise the Borrowers in writing and give them a thirty (30) day opportunity to cure its current defect titles before the Lender actually increases the amount of Deficiency.

         3. INCREASED CREDIT ON FORECLOSURE OF PREMISES. While the Lender foreclosed upon the Premises and received $3,500,000.00, the Borrower, Guarantor and Lender hereby agree that, effective as of the date hereof, the Lender shall credit an additional $476,200.00 against the Indebtedness resulting in the Deficiency.

         4. LEASE OF A PORTION OF THE PREMISES. Contemporaneous herewith, Total and the Lender have entered into a short term lease of a portion of the Premises which will allow Total, so long as no Termination Event occurs, to occupy that portion of the Premises which they have leased. Each dollar of rent actually paid under the lease shall be credited against the Deficiency. The Parties hereto acknowledge that the portion of the


SETTLEMENT AND DEFICIENCY AGREEMENT                                       PAGE 4
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Premises being leased by Total is less than the portion of the Property Total previously leased from Joyver. Accordingly, the parties hereto acknowledge that portions of Total's and TBS' personal property may be located on property which they are not leasing. Each of the Borrowers and the New Guarantors hereto jointly and severally hereby indemnify and agree to hold harmless the Lender and its affiliates, including, but not limited to, P.I. Holdings No. 1, Inc. from any and all claims arising from any damage, loss, theft, vandalism or any other act, including the acts of invitees of the Lender or its affiliate P.I. Holdings No. 1, Inc. , which any of the Borrowers or either of the New Guarantors ever contend occur to any of Total's or TBS' personal property and/or fixtures located on or about either the Premises or that portion of the adjoining property now owned by P.I. Holdings No. 1, Inc.

         5. DEFICIENCY/GUARANTY BY NEW GUARANTORS. The Borrower, Guarantor, New Guarantors and Lender hereby agree that, as of the date hereof, and taking into account the various credit described herein, all as more fully set forth on Exhibit "D" attached hereto and incorporated by reference for all purposes, the indebtedness owing is $784,615.18 (the "Deficiency"). Given the various manners in which the credit could be applied to the individual indebtedness owing by each of the Borrowers, the Borrowers hereby agree that they are jointly and severally liable for the Deficiency. As further consideration for the Lender to enter into the terms of this Agreement, the Borrowers shall cause Mega World and TBS to guaranty the repayment of the Deficiency, in the manner described in the New Guaranty. By joining herein the Guarantor and New Guarantors acknowledge and agree to the amount of the Deficiency.

         6. MANNER OF REPAYMENT OF THE DEFICIENCY. The interest to accrue on the Deficiency shall be repaid in monthly installments the first of which shall become due and payable on the execution hereof, with a like installment becoming due and payable on the 10th day of each succeeding month until the Termination Date. Interest shall accrue on the Deficiency in the amount equal to 9.5% per annum until the earlier to occur of a Termination Event or the Termination Date. From and after the occurrence of a Termination Event or the Termination Date, interest may accrue on the Deficiency on the maximum rate allowed by applicable law. All principal and interest not sooner paid shall be due and payable on the Termination Date.

         7. CONTINUING LIENS. The Borrowers, Guarantor and TBS hereby acknowledge and agree that the liens previously granted, or in the case of TBS and Total granted contemporaneous herewith, remain in full force and effect.

         8. TOTAL SECURITY INTEREST IN EQUIPMENT. To additionally secure the repayment of the Deficiency, the Borrowers, Guarantor, Mega World and TBS acknowledge that Total has executed and delivered to the Lender, contemporaneous herewith, a Security Agreement covering all of its personal property and equipment.

         9. TBS SECURITY INTEREST IN ALL ASSETS. To additionally secure the repayment of the Deficiency, the Borrowers, Guarantor, and Mega World acknowledge that TBS has


SETTLEMENT AND DEFICIENCY AGREEMENT                                       PAGE 5
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executed and delivered to the Lender, contemporaneous herewith, a Security
Agreement covering all of its assets.

         10. MEGA WORLD STOCK. Joyver owns 5,250,000 shares of Mega World, Inc. It previously pledged to the Lender 2,000,000 represented by stock certificate number 3583. In addition, Joyver owns 3,250,000 shares of stock in Mega World, Inc. represented by one certificate. Contemporaneous herewith Joyver will deliver to the Lender the stock certificate representing the 3,250,000 shares. It shall also cause those shares to be pledged to secure the loan. Pursuant to the terms of the First Amendment to Previously Executed Pledge Agreement, the Lender will, upon receipt of written request from Joyver, and provided the preconditions set forth in the First Amendment to Previously Executed Pledge Agreement are met, cause to be delivered the 2,000,000 shares certificate to Lender to be held pursuant to the terms of the Bailment Agreement dated of even date herewith. The Borrowers and Guarantors hereby agrees not to sell, market, pledge, hypothecate or otherwise transfer all or any portion of any Mega World stock which they now or hereinafter acquire.

         11. BAILMENT. Joyver hereby agrees to cause Tejas Securities Group, Inc. to promptly deliver back to the Lender, not later than ten (10) days from the date hereof, an executed copy of the Bailment Agreement in a form satisfactory to Tejas.

         12. REPRESENTATIONS AND WARRANTIES. To induce Lender to enter into this Agreement, Borrower, Mega World and TBS hereby represent and warrant to Lender that (a) each Borrower, Mega World and TBS are duly organized, validly existing and in good standing under the laws of the state in which it was organized and formed, whether by incorporation, partnership, limited liability company, or otherwise, without limitation, and has the power and authority to perform its obligations under this Agreement, and (b) the execution, delivery and performance of this Agreement have been duly authorized by all requisite action on the part of each Borrower, Mega World and TBS and do not and will not violate the articles of incorporation or bylaws, partnership agreement, or other governance document or agreement of Borrower, Mega World and TBS or any other agreement to which Borrower, Mega World and TBS is a party, or any law, rule or regulation, or any order of any court, governmental authority or arbitrator by which it or any of its properties is bound.

         13. COVENANTS. Notwithstanding any provisions to the contrary contained in the Loan Agreement, each Borrower, Mega World and TBS hereby covenants and agrees that, from and after the date hereof, it will perform, observe and comply with each of the following covenants:

                  (a) COMPLIANCE WITH LOAN PAPERS AND THIS AGREEMENT. Each Borrower, Mega World and TBS will perform, observe and comply with each covenant, agreement and term contained in this Agreement and each of the Loan Papers except for the Specified Defaults.


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                  (b) ADVANCES LIMITATIONS/INTEREST. Lender will make no further advances under the Loan Papers.

                  (c) COLLATERAL DISPOSITIONS/COLLECTIONS/APPLICATIONS. Total and TBS will exercise their best efforts consistent with sound business practices to collect all of its accounts now or hereafter owed to Total and to sell its inventory in the ordinary course of business and in a commercially reasonable manner in accordance with all applicable laws and regulations, whether state or federal. All sales of inventory shall be for cash or its equivalent in United States currency denomination or in accordance with ordinary and reasonable terms within Total's and TBS' industry, unless otherwise consented to in writing by Lender. Total will not, without the prior written consent of Lender, release in whole or in part any account debtor of Total and TBS, grant any extension of time for payment of any account owing to Total, compromise, compound, or settle any account owing to Total and TBS, or grant any discount or credit for payment with respect to any account owing to Total and TBS, except normal trade discounts granted in the ordinary course of Total's and TBS' business. Total and TBS will report its collections to the Lender and deposit all funds collected in the form received with the Lender. Total and TBS shall promptly provide to Lender such documentation as Lender may reasonably require to evidence that all such cash and items are proceeds of Lender's Collateral.

                  (d) RECEIPT OF MONIES. In the event either Borrower or TBS shall receive any checks, drafts, acceptances, items, cash monies or any other payment relating to and/or proceeds of the Collateral, no later than the first business day following receipt thereof, Borrower and TBS shall deliver the same or cause the same to be delivered to Lender for deposit in the Collateral Account. Borrower's delivery of any and all such items to the Collateral Account and/or to Lender shall constitute Borrower's representation to Lender that same are proceeds of Collateral.

                  (e) SEGREGATION OF COLLATERAL PROCEEDS. Borrower covenants to keep the proceeds of Collateral segregated from all other monies of Borrower.

                  (f) ELDER OFFSHORE SERVICES/ACCOUNT DEBTORS. Within twenty-four (24) hours after the execution hereof Borrower shall provide Lender an accounting on the Elder Offshore Services, Inc. job.

                  (g) UNSECURED CREDIT. From and after the date hereof neither of the Borrowers nor TBS shall incur debt it cannot pay in the ordinary course of business.

                  (h) AUCTION OF MACHINERY AND EQUIPMENT. By not later than June 30, 2000, TBS and Total shall conduct and conclude an auction of


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         their machinery and equipment to be conducted in a manner and method satisfactory to the Lender.

         14. ACCELERATION/RATIFICATION OF LOAN PAPERS/COLLATERAL. Borrower, New Guarantors and the Guarantor each hereby acknowledges receipt from Lender of proper notice of default, notice of intent to accelerate and opportunity to cure, and demand for payment. Borrower, New Guarantors and Guarantor agree that the Indebtedness is hereby accelerated. The Borrower, New Guarantors and Guarantor hereby acknowledge, ratify, and reaffirm and agree that the Notes, Loan Agreement, each of the other Loan Papers and the first priority, perfected liens and security interests created thereby in favor of Lender in the Collateral, are and shall remain in full force and effect and binding on the Borrower, New Guarantors and Guarantor, and are enforceable in accordance with their respective terms and applicable law. Borrower, New Guarantors and Guarantor hereby grants Lender liens and security interests in the Collateral and acknowledges, ratifies, and reaffirms all of the terms and provisions of the Loan Papers, except as modified herein, which are incorporated by reference as of the date hereof as if set forth herein including, without limitation, all promises, agreements, warranties, representations, covenants, releases, and indemnifications contained therein. Borrower each hereby acknowledges, ratifies and confirms the Loan Papers and all of their respective debts and obligations thereunder.

         15. REMEDIES UPON TERMINATION EVENT. Upon the occurrence of a Termination Event, Lender shall be entitled immediately to institute foreclosure proceedings against the Collateral and to exercise any and all of the Lender's rights and remedies available to it under the Loan Papers and this Agreement, at law, in equity, or otherwise, and after a ten day written notice to cure without further notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to foreclose, notice of sale, notice of protest or other formalities of any kind, all of which are hereby expressly waived by Borrower.

         16. ACKNOWLEDGMENT OF DEFAULTS. Borrower each specifically acknowledges the existence and continuation of the Specified Defaults.

         17. RELEASE AND COVENANT NOT TO SUE. EACH OF THE BORROWERS, AND NEW GUARANTORS (IN ITS OWN RIGHT AND ON BEHALF OF ITS RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS) AND GUARANTOR (IN THEIR OWN RIGHT AND ON BEHALF OF THEIR RESPECTIVE ATTORNEYS AND AGENTS) (THE "RELEASING PARTIES") JOINTLY AND SEVERALLY RELEASE, ACQUIT, AND FOREVER DISCHARGE LENDER AND ITS DIRECTORS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS, AND ATTORNEYS (THE "RELEASED PARTIES"), TO THE FULLEST EXTENT PERMITTED BY APPLICABLE STATE AND FEDERAL LAW, FROM ANY AND ALL ACTS AND OMISSIONS OF THE RELEASED PARTIES, AND FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, COUNTERCLAIMS, DEMANDS, CONTROVERSIES, COSTS, DEBTS, SUMS OF MONEY, ACCOUNTS, RECKONINGS, BONDS, BILLS, DAMAGES,


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OBLIGATIONS, LIABILITIES, OBJECTIONS, AND EXECUTIONS OF ANY NATURE, TYPE, OR
DESCRIPTION WHICH THE RELEASING PARTIES HAVE OR MAY COME TO HAVE AGAINST THE RELEASED PARTIES, INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE, GROSS NEGLIGENCE, USURY, FRAUD, DECEIT, MISREPRESENTATION, CONSPIRACY, UNCONSCIONABILITY, DURESS, ECONOMIC DURESS, DEFAMATION, CONTROL, INTERFERENCE WITH CONTRACTUAL AND BUSINESS RELATIONSHIPS, CONFLICTS OF INTEREST, MISUSE OF INSIDER INFORMATION, CONCEALMENT, DISCLOSURE, SECRECY, MISUSE OF COLLATERAL, WRONGFUL RELEASE OF COLLATERAL, FAILURE TO INSPECT, ENVIRONMENTAL DUE DILIGENCE, NEGLIGENT LOAN PROCESSING AND ADMINISTRATION, WRONGFUL SETOFF, VIOLATIONS OF STATUTES AND REGULATIONS OF GOVERNMENTAL ENTITIES, INSTRUMENTALITIES AND AGENCIES (BOTH CIVIL AND CRIMINAL), RACKETEERING ACTIVITIES, SECURITIES AND ANTITRUST LAWS VIOLATIONS, TYING ARRANGEMENTS, DECEPTIVE TRADE PRACTICES, BREACH OR ABUSE OF ANY ALLEGED FIDUCIARY DUTY, BREACH OF ANY ALLEGED SPECIAL RELATIONSHIP, COURSE OF CONDUCT OR DEALING, ALLEGED OBLIGATION OF FAIR DEALING, ALLEGED OBLIGATION OF GOOD FAITH, AND ALLEGED OBLIGATION OF GOOD FAITH AND FAIR DEALING, WHETHER OR NOT IN CONNECTION WITH OR RELATED TO THE LOAN PAPERS AND THIS AGREEMENT, AT LAW OR IN EQUITY, IN CONTRACT IN TORT, OR OTHERWISE, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED (THE "RELEASED CLAIMS"). THE RELEASING PARTIES FURTHER AGREE TO LIMIT ANY DAMAGES THEY MAY SEEK IN CONNECTION WITH ANY CLAIM OR CAUSE OF ACTION, IF ANY, TO EXCLUDE ALL PUNITIVE AND EXEMPLARY DAMAGES, DAMAGES ATTRIBUTABLE TO LOST PROFITS OR OPPORTUNITY, DAMAGES ATTRIBUTABLE TO MENTAL ANGUISH, AND DAMAGES ATTRIBUTABLE TO PAIN AND SUFFERING, AND THE RELEASING PARTIES DO HEREBY WAIVE AND RELEASE ALL SUCH DAMAGES WITH RESPECT TO ANY AND ALL CLAIMS OR CAUSES OF ACTION WHICH MAY ARISE AT ANY TIME AGAINST ANY OF THE RELEASED PARTIES. THE RELEASING PARTIES REPRESENT AND WARRANT THAT NO FACTS EXIST WHICH COULD PRESENTLY OR IN THE FUTURE COULD SUPPORT THE ASSERTION OF ANY OF THE RELEASED CLAIMS AGAINST THE RELEASED PARTIES. THE RELEASING PARTIES FURTHER COVENANT NOT TO SUE THE RELEASED PARTIES ON ACCOUNT OF ANY OF THE RELEASED CLAIMS, AND EXPRESSLY WAIVE ANY AND ALL DEFENSES THEY MAY HAVE OR COME TO HAVE IN CONNECTION WITH THEIR DEBTS AND OBLIGATIONS UNDER THE LOAN PAPERS AND THIS AGREEMENT. THIS PARAGRAPH IS IN ADDITION TO AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER BY THE RELEASING PARTIES IN FAVOR OF THE RELEASED PARTIES.

         18. NO OBLIGATION OF LENDER. Borrower, New Guarantors and Guarantor hereby acknowledge and understand that upon the Termination Date, then Lender shall have the right to proceed to exercise any or all available rights and remedies, which may include foreclosure on the Collateral and/or institution of legal proceedings. Lender shall have no


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obligation whatsoever to extend the maturity of the Notes, waive any events of default or defaults, defer any payments, or further forbear from exercising its rights and remedies.

         19. NO IMPLIED WAIVERS. No failure or delay on the part of Lender in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement, the Loan Agreement or any other Loan Paper shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement, the Loan Agreement or any other Loan Paper preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         20. INDEMNIFICATION. This Agreement constitutes one of the transactions and documents as to which the provisions 4.1(o) of the Loan Agreement are applicable.

         21. POWER OF ATTORNEY. Borrower, New Guarantors and Guarantor hereby irrevocably appoints Lender and Lender's authorized agents and employees as their attorney-in-fact jointly and severally, and on their behalf, to endorse, deposit, collect, and negotiate all checks, drafts and instruments received by, or which come in to the possession of Lender or otherwise. This power of attorney is coupled with an interest and is irrevocable. Borrower, New Guarantors and Guarantor agree and acknowledge that Lender is under no duty or obligation to verify the amounts of such checks, drafts, or instruments, or to collect any accounts owing to Borrower or TBS, or such checks, drafts, or instruments. Upon receipt of any written request the Lender shall provide the requesting party an accounting of any proceeds received from such party within ten days of receipt.

         22. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Agreement or any other Loan Paper shall survive the execution and delivery of this Agreement, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

         23. REVIEW AND CONSTRUCTION OF DOCUMENTS. Borrower, New Guarantors and Guarantor hereby acknowledge, and represent and warrant to Lender, that (a) Borrower, New Guarantors and Guarantor have had the opportunity to consult with legal counsel of their own choice and have been afforded an opportunity to review this Agreement with its legal counsel, (b) Borrower and Guarantor have reviewed this Agreement and fully understand the effects thereof and all terms and provisions contained herein, (c) Borrower, New Guarantors and Guarantor have executed this Agreement of their own free will and volition, and (d) this Agreement shall be construed as if jointly drafted by Borrower, New Guarantors, Guarantor and Lender. The recitals contained in this Agreement shall be construed to be part of the operative terms and provisions of this Agreement.

         24. ENTIRE AGREEMENT; AMENDMENT. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO REGARDING LENDER'S FORBEARANCE WITH RESPECT TO ITS RIGHTS AND REMEDIES ARISING AS A RESULT OF THE SPECIFIED DEFAULTS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT


SETTLEMENT AND DEFICIENCY AGREEMENT                                      PAGE 10

MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto. The Notes, Loan Agreement and the other Loan Papers, as modified by this Agreement, continue to evidence the agreement of the parties with respect to the subject matter thereof.

         25. NOTICES. All notices, requests, demands and other communications under this Agreement shall be given in accordance with the provisions of the Loan Papers. In addition as of the Effective Date, Lender shall be provided with notice via first class mail, postage prepaid and via facsimile as set forth below:

         Any party hereto may give written notice to the other party of a change in address. Such change in address shall become effective ten (10) days after the receipt of a notice of change in address. Additionally, the Lender may, at its election, but only so long as the Borrower, the Guarantors, Mega World, TBS and Texas TBS, Inc. have the same address, provide notice to all of them by providing notice in the form of one letter addressed to them jointly at any common address.

                                    TO LENDER:

                                    Compass Bank
                                    2200 Post Oak Blvd. LL5
                                    Houston, Texas 77056
                                    Attn.: Frank Heuszel

                                    with a copy to:

                                    James W. Doyle
                                    Winstead Sechrest & Minick P.C.
                                    910 Travis, Suite 2400
                                    Houston, TX  77002-5895
                                    Facsimile (713) 650-2400

                                    TO BORROWER:

                                    Total Building Systems, Inc.
                                    6250 North Houston Rosslyn Road
                                    Houston, Texas  77091


SETTLEMENT AND DEFICIENCY AGREEMENT                                      PAGE 11

                                    Joyver Investments LLC.
                                    6250 North Houston Rosslyn Road
                                    Houston, Texas  77091

                                    Charles D. McPhail
                                    6250 North Houston Rosslyn Road
                                    Houston, Texas  77091

                                    with a copy to:

                                    Alan Gerger
                                    5851 San Felipe, Suite 950
                                    Houston, Texas 77057

                                    TO GUARANTORS:

                                    Charles D. McPhail
                                    6250 North Houston Rosslyn Road
                                    Houston, Texas  77091

                                    with a copy to:

                                    Alan Gerger
                                    5851 San Felipe, Suite 950
                                    Houston, Texas 77057

                                    TO MEGA WORLD, INC.

                                    Charles D. McPhail
                                    6250 North Houston Rosslyn Road
                                    Houston, Texas  77091

                                    with a copy to:

                                    Alan Gerger
                                    5851 San Felipe, Suite 950
                                    Houston, Texas 77057

                                    TO TBS:

                                    Charles D. McPhail
                                    6250 North Houston Rosslyn Road
                                    Houston, Texas  77091


SETTLEMENT AND DEFICIENCY AGREEMENT                                      PAGE 12
                                    with a copy to:

                                    Alan Gerger
                                    5851 San Felipe, Suite 950
                                    Houston, Texas 77057

                                    TO TEXAS TBS, INC.

                                    Charles D. McPhail
                                    6250 North Houston Rosslyn Road
                                    Houston, Texas  77091

                                    with a copy to:

                                    Alan Gerger
                                    5851 San Felipe, Suite 950
                                    Houston, Texas 77057

         26. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns, provided that Borrower each may not assign any rights or obligations under this Agreement without the prior written consent of Lender.

         27. TOLLING OF STATUTES OF LIMITATION. The parties hereto agree that all applicable statutes of limitations in respect to the Loan Papers shall be tolled and not begin running until January 1, 2001.

         28. ARMS-LENGTH/GOOD FAITH. This Agreement has been negotiated at arms-length and in good faith by the parties hereto.

         29. GOVERNING LAW/VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and applicable laws of the United States of America. All disputes, claims, demands, actions, causes of action, suits or proceedings by and among the parties to this Agreement shall be adjudicated, litigated, heard or tried, if at all, exclusively in the state courts of Harris County, Texas or the United States District Court for the Southern District of Texas, Houston Division. Houston, Texas shall be the mandatory, exclusive place for the adjudication, litigation, hearing or trial of any matter by and among the parties to this Agreement. Each party to this Agreement hereby irrevocably waives any right to have any such dispute, claim, demand, action, cause of action, suit or proceeding adjudicated, litigated, heard or tried in any place other than Harris County, Texas.

         30. SUBROGATION. Any and all rights of any Guarantor against the Borrower arising as a result of subrogation or otherwise shall in all respects be subordinate and


SETTLEMENT AND DEFICIENCY AGREEMENT                                      PAGE 13
junior to the rights of Lender under the Loan Papers and this Agreement and applicable state and federal law.

         31. INTERPRETATION. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         32. SEVERABILITY. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

         33. COUNTERPARTS. This Agreement may be executed and delivered in any number of counterparts, and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument. Execution of this Agreement via facsimile shall be effective, and signatures received via facsimile shall be binding upon the parties hereto and shall be effective as originals.

         34. FURTHER ASSURANCES. Borrower, Mega World, TBS and Guarantor agree to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be reasonably requested by Lender as necessary or advisable to carry out the intents and purposes of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    BORROWER:

                                    TOTAL BUILDING SYSTEMS, INC.
                                    a Texas corporation


                                    By:  /s/ CHARLES McPHAIL
                                        ---------------------------------
                                    Name:    Charles McPhail
                                          -------------------------------
                                    Title:   President
                                           ------------------------------



SETTLEMENT AND DEFICIENCY AGREEMENT                                      PAGE 14

                                    JOYVER INVESTMENTS, LLC.
                                    a Texas limited liability company


                                    By:  /s/ CHARLES D. McPHAIL
                                        ---------------------------------
                                    Name:    Charles D. McPhail
                                          -------------------------------
                                          a Member


                                    By:
                                        ---------------------------------
                                    Name:    Lynn McPhail
                                          -------------------------------
                                          a Member

                                    /s/ CHARLES D. McPHAIL
                                    -------------------------------------
                                    Charles D. McPhail



                                    GUARANTOR:


                                    /s/ CHARLES D. McPHAIL
                                    -------------------------------------
                                    Charles D. McPhail


                                    TBS

                                    TEXAS TBS, INC.,
                                    a Texas corporation


                                    By:  /s/ CHARLES D. McPHAIL
                                        ---------------------------------
                                    Name:    Charles D. McPhail
                                          -------------------------------
                                    Title:   President
                                           ------------------------------


                                    MEGA WORLD

                                    MEGA WORLD, INC.,
                                    a Delaware corporation


                                    By:  /s/ CHARLES D. McPHAIL
                                        ---------------------------------
                                    Name:    Charles D. McPhail
                                          -------------------------------
                                    Title:   President
                                           ------------------------------


SETTLEMENT AND DEFICIENCY AGREEMENT                                      PAGE 15

                                    LENDER:


                                    COMPASS BANK,
                                    a bank organized and existing under
                                    the laws of the state of Alabama


                                    By:  /s/ FRANK HEUSZEL
                                        --------------------------------------
                                             Frank Heuszel
                                             Vice President



SETTLEMENT AND DEFICIENCY AGREEMENT                                     PAGE 16

                                   EXHIBIT "B"
                               SPECIFIED DEFAULTS


1. FAILURE TO PAY REVOLVING LOAN AT MATURITY.

2. FAILURE TO PAY IN FULL THE AUGUST 10, 1998 NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $3,765,000.00.



SETTLEMENT AND DEFICIENCY AGREEMENT                                     PAGE 17

                                   EXHIBIT "C"



1.   Atlas Compressor and Tanks and Related Property

2.   Gardner Denver Compressor and Tanks and Related Property

3.   Upper Engineering and Administrative Offices and Related Property

4.   Foremans-Office and Related Property

5.   Engineering Furniture/Partitions and Related Property


SETTLEMENT AND DEFICIENCY AGREEMENT                                     PAGE 18

                                   EXHIBIT "D"
                                   DEFICIENCY


                   Attached here are calculation of deficiency


SETTLEMENT AND DEFICIENCY AGREEMENT                                     PAGE 19